SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2001

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 North 20th Street, Birmingham, Alabama	35203

(Address of principal executive offices)	(Zip code)

(205) 944-1300

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as a part of this current report on Form 8-K.

ITEM 9. REGULATION FD DISCLOSURE

      In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

      Regions will convene its regular annual meeting of stockholders at 10:00 a.m. central daylight time on Wednesday, May 16, 2001 at the Peabody Hotel, 149 Union Avenue, Memphis, Tennessee.

      Regions’ management will make a presentation at the annual meeting concerning various aspects of Regions’ financial position, operating results, and business plans and objectives.

      A copy of the visual portion of the materials to be discussed during the presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be presented. Exhibit 99.1 is incorporated by reference under this Item 9. Such visual presentation materials also will be available on Regions’ Web site at www.regionsbank.com.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION (Registrant)

By: /s/ D. Bryan Jordan
D. Bryan Jordan

Executive Vice President and Comptroller

Date: May 16, 2001

INDEX TO EXHIBITS

Sequential
Exhibit		Page No.

99.1	Visual materials for Registrant’s presentation at its annual meeting of stockholders on May 16, 2001.